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EXHIBIT (j)

                          CONSENT OF ROPES & GRAY LLP.

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                                                                     Exhibit (j)

                               CONSENT OF COUNSEL

      We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 34 to the Registration Statement of the American Performance Funds on Form N-1A under the Securities Act of 1933, as amended.

                                                            /s/ Ropes & Gray LLP
                                                            --------------------

                                                            Ropes & Gray LLP

Washington, D.C.
October 29, 2004